AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 13, 2017

TO THE

PROSPECTUS DATED MARCH 1, 2017

AI LARGE CAP GROWTH FUND (Ticker Symbols: LGNIX, LGNAX, LGNCX)	AI INTERNATIONAL FUND (Ticker Symbols: IMSSX, IIESX)
AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)
AMERICAN INDEPENDENCE CARRET CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)
AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND Ticker Symbols: HLCIX, HLCAX, HLCCX)

(each a “Fund” and collectively “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

These corrections are made to the Prospectus.

CORRECT HILLCREST SMALL CAP VALUE FUND PERFORMANCE FIGURE

For the American Independence Hillcrest Small Cap Value Fund, in the table titled Average Annual Total Returns on page 44, the one-year Return Before Taxes should be corrected to read 28.32% rather than 23.82%.

MODIFY NUMBERS IN THE EXPENSE EXAMPLES FOR THE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND

For the American Independence JAForlines Global Tactical Allocation Fund, the example on page 9 should be replaced as below:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$129	$471	$835	$1,862
Class A Shares	$733	$1,129	$1,548	$2,715
Class C Shares	$330	$775	$1,347	$2,901

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$230	$775	$1,347	$2,901

CORRECT RISKS FOR THE KANSAS FUND

For the American Independence Kansas Tax-Exempt Bond Fund, the Principal Risks on pages 24-25 should be amended to delete these risks that were mistakenly added: Asset- and Mortgage-Backed Securities Risk, Foreign Securities Risk, High-Yield Securities Risk, and Real Estate Investments Trusts Risk. The following risks were mistakenly deleted and should be restored:

Municipal Securities Risk. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing.  Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In addition, the State of Kansas is experiencing financial stress and budgetary problems stemming from the current economic downturn.  The strain on the State’s financial resources could impact the ability of the state and local issuers to meet their obligations.

Forward Commitment Risk.  The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

ADDITION TO THE DESCRIPTION OF THE INVESTMENT ADVISER AND SUB-ADVISER

In the Fund Management section starting on page 58, this paragraph should be added at the end of the Investment Adviser description.

During fiscal year 2016, net redemptions like those experienced by many advisers in the mutual fund industry coupled with the expenses associated with new product launches caused downward pressure on the financial condition of the Adviser. This caused RiskX Investments to experience reduced operating revenues and an increased operating loss. In addition, continued investment in personnel and technology by Manifold caused Manifold to experience an operating loss during 2016. Both RiskX Investments and Manifold are controlled by The Chalice Fund (“Chalice”), a private investment fund, and Grail Partners LLC (“Grail”), general partner of Chalice. In order to better position the Adviser, Manifold and their respective products and services for future growth, the Adviser has agreed to a proposed strategic transaction with Manifold (the “Transaction”). As part of the Transaction, Manifold will become the new parent of RiskX Investments. Thereafter, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees have received verbal assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold during 2017. The Board intends to approve a new Investment Advisory Agreement with RiskX Investments, and recommend shareholder approval thereof, upon receipt of written assurances in form and substance satisfactory to the Board. The Transaction is expected to be consummated upon receipt of such written assurances and the satisfaction of other closing conditions which include, among others, shareholder approval.

This paragraph should be added at the end of the section describing Manifold Partners LLC on pages 60-61:

Continued investment in personnel and technology by Manifold caused Manifold to experience an operating loss during 2016. Both RiskX Investments and Manifold are controlled by The Chalice Fund (“Chalice”), a private investment fund, and Grail Partners LLC (“Grail”), general partner of Chalice. In order to better position the Adviser, Manifold and their respective products and services for future growth, the Adviser has agreed to a proposed strategic transaction with Manifold (the “Transaction”). As part of the Transaction, Manifold will become the new parent of RiskX Investments. Thereafter, the Adviser and Manifold will undergo a strategic review to realize synergies between the organizations and rationalize expenses. RiskX Investments’ and Manifold’s operations have been funded by Chalice and Grail, and RiskX Investments and the Trust’s Board of Trustees have received verbal assurances from representatives of Grail that Grail and Chalice intend to continue funding the operations of both RiskX Investments and Manifold during 2017. The Board intends to approve a new Investment Advisory Agreement with RiskX Investments, and recommend shareholder approval thereof, upon receipt of written assurances in form and substance satisfactory to the Board. The Transaction is expected to be consummated upon receipt of such written assurances and the satisfaction of other closing conditions which include, among others, shareholder approval.

ADDITION OF ETF DISCLOSURES TO THE AI INTERNATIONAL FUND

As part of its investment strategy, the AI International Fund (the “Fund”) may invest in exchange-traded funds (“ETFs”) to gain exposure to certain smaller or emerging markets. In the Prospectus, the section Principal Investment Strategies, Risks and Performance is amended as herein described:

Under the heading Principal Strategies on page 17, the second bullet point is deleted and replaced as below:

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in ‘‘foreign securities’’, which means those securities issued by companies: (1) whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with a principal office in, a country other than the U.S. In certain smaller or emerging markets, this exposure may be achieved through investment in exchange-traded funds (“ETFs”) that invest in “foreign securities”;

Under the heading Main types of securities in which the Fund may invest on page 17, this bullet point is added:

ETFs; to the extent the Fund invests in ETFs, the Fund will bear the proportionate share of the underlying expenses of the ETF

Under the heading Principal Risks on pages 17-19, the risks listed below are added. Additionally, the table on page 49 of the Prospectus is amended to reflect the presence of these risks in the Fund.

ETF Risks. The following are various types of risks to which the Fund is subject, based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the sub-adviser considers prudent, or cause the sub-adviser to select an investment other than that which the sub-adviser considers suitable.

To the extent the Fund’s portfolio is invested in underlying funds and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE